UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 15, 2025

Monroe Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland	814-00866	27-4895840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 North Wacker Drive, 35th Floor, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

(312) 258-8300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	MRCC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 15, 2025, Monroe Capital Corporation (the “Company”) caused (i) a notice (the “Notice”) to be issued to the holders of its 4.75% Notes due 2026 (CUSIP No. 610335 AB7) (the “Notes”) regarding the Company’s exercise of its conditional option to redeem $130 million aggregate principal amount of the issued and outstanding Notes on January 15, 2026 (the “Redemption Date”), pursuant to Section 1104 of the Indenture, dated as of September 12, 2018 (the “Base Indenture”), by and between the Company and U.S. Bank Trust Company, National Association, as successor to U.S. Bank, National Association, as trustee (the “Trustee”), and Section 1.01(h) of the Second Supplemental Indenture, dated as of January 25, 2021 (the “Second Supplemental Indenture”), by and between the Company and the Trustee. The Notice is subject to the condition precedent that the Company completes one or more financing transactions that generate net proceeds of at least $130 million (the “Financing Transactions”) prior to the Redemption Date. At the Company’s discretion, the Redemption Date may be delayed until such time (including more than 60 days after the date of the conditional notices to the holders of the Notes) as the Financing Transactions have been completed, or the redemption of the Notes to be redeemed pursuant to the Notice may not occur and the notices to the holders of such Notes may be rescinded if the Financing Transactions are not completed by the Redemption Date or by the date to which the Redemption Date is delayed. Pursuant to the Notice, the Notes will be redeemed at 100% of their principal amount, plus accrued and unpaid interest thereon, if any, through, but excluding, the Redemption Date. A copy of the Notice is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Conditional Notice of Full Redemption of 4.75% Notes due 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONROE CAPITAL CORPORATION

By:	/s/ Lewis W. Solimene, Jr.
Name: Lewis W. Solimene, Jr.
Title: Chief Financial Officer and Chief Investment Officer

Dated: December 15, 2025